UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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KULR TECHNOLOGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! KULR TECHNOLOGY GROUP, INC. 2024 Annual Meeting Vote by November 21, 2024 11:59 PM ET You invested in KULR TECHNOLOGY GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 22, 2024. Vote Virtually at the Meeting* November 22, 2024 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/KULR2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice, Proxy Statement, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. KULR TECHNOLOGY GROUP, INC. 555 FORGE RIVER ROAD, SUITE 100 WEBSTER, TEXAS 77598 V57762-P18226

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V57763-P18226 1. Election of Directors For Nominees: 01) Michael Mo 02) Joanna D. Massey 03) Donna H. Grier 2. Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024. For 3. Proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. For